                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 January 15,2002
                Date of Report (Date of Earliest Event Reported)


  GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
             Loan Trust, 2000-3, Class A-1, Class A-2 and Class A-3
                      Home Equity Loan Asset-Backed Notes)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                      333-95349              68-0397342
            --------                      ---------              ----------
  (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
          of Incorporation)                                  Identification No.)

            100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events
                  ------------
                  GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-2, Class A-1, Class A-2 and Class A-3 Home Equity Loan Asset-Backed Notes (the "Series 2000-3 Notes").

                  The following exhibit which relates specifically to the Series 2000-3 Notes is included with this Current Report:

Item 7(c).        Exhibits
                  --------
                  10.1 Monthly Payment Date Statement distributed to holders of Series 2000-3 Notes dated January 15, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 28, 2002


                                      GREENPOINT MORTGAGE
                                      SECURITIES INC.


                                      By:      /s/ Robert C. Bernstein
                                         ---------------------------------------
                                         Robert C. Bernstein
                                         Vice President, Treasurer and Secretary
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number                                                                        Page Number
--------------                                                                        -----------
10.1     Monthly Payment Date Statement distributed to holders
         of Series 2000-3 Notes dated January 15, 2002 ........................            5